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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-A

                For Registration of Certain Classes of Securities

                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934

                               OmniSky Corporation

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             (Exact name of registrant as specified in its charter)

          Delaware                                        77-0516363
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     (State of Incorporation)              (I.R.S. Employer Identification No.)

1001 Elwell Court, Palo Alto, CA                            94303
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(Address of principal executive offices)                  (Zip Code)

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this Form relates (if applicable): 333-39446
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Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class              Name of each exchange on which
          to be so registered              each class is to be registered

            Not applicable.                         Not applicable.
          --------------------             --------------------------------

          --------------------             --------------------------------

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Securities to be registered pursuant to Section 12(g) of the Act:

                   Common Stock, $0.001 par value per share
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                               (Title of class)


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                               (Title of class)

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Information Required in Registration Statement

Item 1. Description of Registrant's Securities to be Registered

     The section entitled "Description of Capital Stock" in the registrant's Registration Statement on Form S-1 (Commission File No. 333-39446), filed with the Securities and Exchange Commission on June 16, 2000, as amended on August 2, 2000, August 16, 2000, August 18, 2000 and September 1, 2000 (the "Form S-1 Registration Statement"), is hereby incorporated by reference. The description contained in the section entitled "Description of Capital Stock" appearing in the registrant's final prospectus filed pursuant to Rule 424(b) shall be deemed to be incorporated herein by reference.

Item 2. Exhibits

     The following exhibits are filed as part of this registration statement:

     1. Form of Amended and Restated Certificate of Incorporation to be effective upon the completion of the offering, incorporated by reference to Exhibit 3.3 to the Form S-1 Registration Statement.

     2. Form of Amended and Restated Bylaws to be effective upon the completion of the offering, incorporated by reference to Exhibit 3.4 to the Form S-1 Registration Statement.

     3.   Specimen Common Stock Certificate, incorporated by reference to
          Exhibit 4.1 to the Form S-1 Registration Statement.


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                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:  September 6, 2000              OmniSky Corporation

                                       By: /s/ Patrick S. McVeigh
                                          ---------------------------------
                                          Patrick S. McVeigh
                                          Chairman and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit                                  Description
-------     --------------------------------------------------------------------
   1        Form of Amended and Restated Certificate of Incorporation to be
            effective upon the completion of the offering, incorporated by reference to Exhibit 3.3 to the Form S-1 Registration Statement.

   2 Form of Amended and Restated Bylaws to be effective upon the completion of the offering, incorporated by reference to Exhibit 3.4 to the Form S-1 Registration Statement.

   3        Specimen Common Stock Certificate, incorporated by reference to
            Exhibit 4.1 to the Form S-1 Registration Statement.